ATLANTIC CITY ELECTRIC COMPANY CONSOLIDATING INCOME STATEMENT                                                  EXHIBIT D-3
FOR THE ONE MONTH ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                         Total             Consolidating       ACE            Atlantic
                                                     Consolidated            Entries          Parent           CAP I
                                                  --------------------   ----------------  -------------   ---------------
OPERATING REVENUES
    Electric                                                 $ 75,708          $ -               *               $ -
    Gas                                                             -              -              -                 -
    Other services                                                371              -             *                  -
                                                  --------------------   ----------------  -------------   ---------------
                                                               76,079              -             *                  -
                                                  --------------------   ----------------  -------------   ---------------

OPERATING EXPENSES
    Electric fuel and purchased power                          18,783              -             *                  -
    Gas purchased                                                   -              -              -                 -
    Purchased electric capacity                                13,726              -             *                  -
    Other services' cost of sales                                 668              -             *                  -
    Employee separation and other
        merger-related costs                                   51,475              -             *                  -
    Operation and maintenance                                  18,761              -             *                  -
    Depreciation                                                8,839              -             *                  -
    Taxes other than income taxes                               3,417              -             *                  -
                                                  --------------------   ----------------  -------------   ---------------
                                                              115,669              -             *                  -
                                                  --------------------   ----------------  -------------   ---------------

OPERATING INCOME                                              (39,590)             -             *                  -
                                                  --------------------   ----------------  -------------   ---------------

OTHER INCOME
    Allowance for equity funds used
        during construction                                        25              -             *                  -
    Other income                                                  527           *                *                *
                                                  --------------------   ----------------  -------------   ---------------
                                                                  552           *                *                *
                                                  --------------------   ----------------  -------------   ---------------

INTEREST EXPENSE
    Interest charges                                            4,586           *                *                *
    Allowance for borrowed funds used during
        construction and capitalized interest                     (42)             -             *                  -
                                                  --------------------   ----------------  -------------   ---------------
                                                                4,544           *                *                *
                                                  --------------------   ----------------  -------------   ---------------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                               815              -             *                  -
                                                  --------------------   ----------------  -------------   ---------------

INCOME/(LOSS) BEFORE INCOME TAXES                             (44,397)             -             *                  -
                                                  --------------------   ----------------  -------------   ---------------

INCOME TAXES                                                  (17,015)             -             *                  -
                                                  --------------------   ----------------  -------------   ---------------

NET INCOME/(LOSS)                                           $ (27,382)         $ -               *               $ -
                                                  ====================   ================  =============   ===============


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                              (27,540)             -            *                   -
    Class A common stock                                          158              -             *                  -
                                                  --------------------   ----------------  -------------   ---------------
                                                            $ (27,382)         $ -               *               $ -
                                                  ====================   ================  =============   ===============

*    Confidential treatment requested.
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
ATLANTIC CITY ELECTRIC COMPANY CONSOLIDATING BALANCE SHEET                                                             EXHIBIT D-3
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                         Total              Consolidating           ACE               Atlantic
                                                     Consolidated            Entries               Parent              CAP I
                                                  --------------------   -----------------    -----------------    ---------------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                $ 24,057           $ -                   *                  $ -
    Accounts receivable                                       117,823              -                  *                     -
    Inventories, at average cost
        Fuel (coal, oil and gas)                               26,939              -                  *                     -
        Materials and supplies                                 22,396              -                  *                     -
    Prepayments                                                 1,052              -                  *                     -
    Deferred energy costs                                      19,885              -                  *                     -
    Deferred income taxes, net                                      -              -                    -                   -
                                                  --------------------   -----------------    -----------------    ---------------
                                                              212,152              -                  *                     -
                                                  --------------------   -----------------    -----------------    ---------------

INVESTMENTS
    Investment in leveraged leases                                  -              -                    -                   -
    Funds held by trustee                                      87,108              -                  *                     -
    Other investments                                             109            *                    *                   *
                                                  --------------------   -----------------    -----------------    ---------------
                                                               87,217            *                    *                   *
                                                  --------------------   -----------------    -----------------    ---------------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                  2,589,592              -                  *                     -
    Gas utility plant                                               -              -                    -                   -
    Common utility plant                                            -              -                    -                   -
                                                  --------------------   -----------------    -----------------    ---------------
                                                            2,589,592              -                  *                     -
    Less: Accumulated depreciation                            963,151              -                  *                     -
                                                  --------------------   -----------------    -----------------    ---------------
    Net utility plant in service                            1,626,441              -                  *                     -
    Construction work-in-progress                             115,954              -                  *                     -
    Leased nuclear fuel, at amortized cost                     35,730              -                  *                     -
    Nonutility property, net                                    8,390              -                  *                     -
    Goodwill, net                                                   -              -                    -                   -
                                                  --------------------   -----------------    -----------------    ---------------
                                                            1,786,515              -                  *                     -
                                                  --------------------   -----------------    -----------------    ---------------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                          61,775              -                  *                     -
    Deferred recoverable income taxes                          85,858              -                  *                     -
    Unrecovered New Jersey state excise tax                    42,764              -                  *                     -
    Deferred debt refinancing costs                            29,464              -                  *                     -
    Deferred other postretirement benefit costs                36,851              -                  *                     -
    Prepaid employee benefit costs                              6,368              -                  *                     -
    Unamortized debt expense                                   13,653              -                  *                     -
    Other                                                      31,208              -                  *                     -
                                                  --------------------   -----------------    -----------------    ---------------
                                                              307,941              -                  *                     -
                                                  --------------------   -----------------    -----------------    ---------------

TOTAL ASSETS                                               $2,393,825            *                    *                   *
                                                  ====================   =================    =================    ===============


*   Confidential treatment requested.
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

ATLANTIC CITY ELECTRIC COMPANY CONSOLIDATING BALANCE SHEET                                                               EXHIBIT D-3
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                             Total            Consolidating           ACE             Atlantic
                                                          Consolidated           Entries             Parent            CAP I
                                                       ------------------    ---------------    ---------------   ------------------
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                             $ 18,200         $ -                 *                   $ -
    Long-term debt and preferred stock due
     within one year                                              18,575             -               *                       -
    Variable rate demand bonds                                         -             -                  -                    -
    Accounts payable                                              20,757             -               *                       -
    Taxes accrued                                                  2,250             -               *                       -
    Interest accrued                                              14,410             -               *                       -
    Dividends payable                                             21,406             -               *                       -
    Current capital lease obligation                                 561             -               *                       -
    Accrued employee separation and
        other merger-related costs                                25,908             -               *                       -
    Other                                                         56,729             -               *                       -
                                                       ------------------    ---------------    ---------------   ------------------
                                                                 178,796             -               *                       -
                                                       ------------------    ---------------    ---------------   ------------------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                      48,685             -               *                       -
    Deferred income taxes, net                                   352,652             -               *                       -
    Deferred investment tax credits                               43,409             -               *                       -
    Long-term capital lease obligation                            35,920             -               *                       -
    Other                                                         20,471             -               *                       -
                                                       ------------------    ---------------    ---------------   ------------------
                                                                 501,137             -               *                       -
                                                       ------------------    ---------------    ---------------   ------------------

CAPITALIZATION
    Common stock                                                  54,963          *                  *                    *
    Class A common stock                                               -             -                  -                    -
    Additional paid-in capital--common stock                     492,872             -               *                       -
    Additional paid-in capital--Class A common stock                   -             -                  -                    -
    Retained earnings                                            192,770             -               *                       -
                                                       ------------------    ---------------    ---------------   ------------------
                                                                 740,605          *                  *                    *
    Treasury shares, at cost                                           -             -                  -                    -
    Unearned compensation                                              -             -                  -                    -
                                                       ------------------    ---------------    ---------------   ------------------
        Total common stockholders' equity                        740,605          *                  *                    *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                       30,000             -               *                       -
        Subject to mandatory redemption                           93,950             -               *                    *
    Advances from associated company                                   -          *                  *                       -
    Long-term debt                                               849,337             -               *                       -
                                                       ------------------    ---------------    ---------------   ------------------
                                                               1,713,892          *                  *                    *
                                                       ------------------    ---------------    ---------------   ------------------

TOTAL CAPITALIZATION AND LIABILITIES                         $ 2,393,825          *                  *                    *
                                                       ==================    ===============    ===============   ==================

*   Confidential treatment requested.